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                              Opus Investment Trust

                               Opus Cash Reserves

                 Supplement to Prospectus dated October 28, 2004

This Supplement deletes and replaces in its entirety the following information appearing on page 6 of the Prospectus:

Under the sections entitled:

     "Pricing of Fund Shares," the seventh and eighth sentences of the first paragraph
     "Opening an Account and Share Purchases," the eighth and ninth sentences of the paragraph
     "Redemptions," the eighth and ninth sentences of the paragraph

An order to purchase or redeem shares will receive an NAV computed on the same day that the order is submitted provided the NYSE is open and the Fund receives the order no later than 4:00 p.m. Eastern Time. Orders received by the Fund after 4:00 p.m. Eastern Time will receive an NAV computed the next day the NYSE is open.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE

Dated: November 10, 2004